Exhibit 32.2

              Certification pursuant to Rule 13a-14(b) or 15d-14(b)
            of the Securities Exchange Act of 1934 and 18 U.S.C. 1350

            ---------------------------------------------------------

In connection with the quarterly report on Form 10-Q of ELECTRONIC SENSOR TECHNOLOGY, INC. (the "Company") for the period ended June 30, 2009 (the "Report"), I, Philip Yee, Secretary, Treasurer and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ Philip Yee
                                -----------------------------------------------
Dated: August 7, 2009           Philip Yee
                                Secretary, Treasurer and Chief Financial Officer
                                (Principal Financial and Accounting Officer)

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.